UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 21, 2003

                           BLACKHAWK BANCORP, INC.
                           -----------------------

             (Exact name of registrant as specified in its charter)

         Wisconsin                     0-18599                  39-1659424
----------------------------   ------------------------    ---------------------
(State or other jurisdiction   (Commission File Number)    (IRS Employer Number)
of incorporation)

           400 Broad Street, Beloit, WI                     53511
           ----------------------------                     -----
           (Address of principal executive offices)       (Zip Code)

      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

Item 9: Regulation FD Disclosure.

Blackhawk Bancorp, Inc. is furnishing herewith, in the press release attached hereto as Exhibit 99.1, certain information contained therein pursuant to Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 21, 2003                BLACKHAWK BANCORP, INC.

                                        /s/Todd J. James
                                        ----------------------------------

                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly authorized officer of the
                                        registrant and principal financial
                                        officer)

                          EXHIBIT INDEX TO FORM 8-K OF
                            BLACKHAWK BANCORP, INC.
                            DATED FEBRUARY 21, 2003
                  Pursuant to Section 102(d) of Regulation S-T

EXHIBIT     DESCRIPTION

99.1        Press Release dated February 21, 2003.